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                                                  EXHIBIT 10.27


THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933

                               December 12, 1991

Dear ______________________

Re: AMENDMENT OF OPTION AGREEMENT UNDER THE CETUS CORPORATION AMENDED AND RESTATED COMMON STOCK OPTION PLAN

     Our records indicate that you held an option under the above-referenced plan ("Plan"). On December 12, 1991, pursuant to the provisions of the Chiron 1991 Stock Option Plan described in the proxy/prospectus dated October 30, 1991 and pursuant to the merger ("Merger") described in an Agreement and Plan of Merger ("Agreement") dated as of July 21, 1991 by and among Chiron Corporation - ("Chiron"), Cetus Corporation ("Cetus") and Chiron Acquisition Subsidiary, Inc., Chiron assumed all unexpired, unexercised options to purchase shares of Cetus Common Stock ("Cetus Options") and all related unexpired, unexercised stock appreciation rights under the Plan.

     Pursuant to this assumption, effective as of the effective date of the Merger, each Cetus Option Agreement is amended as follows:

     1. Each Cetus Option is converted into an option ("Chiron Option") to purchase shares of Chiron Common Stock.

     2. The number of shares purchasable under, and the exercise price of, options under the Plan are adjusted as follows to take into account the difference in value between Cetus Common Stock and Chiron Common Stock:

           (a) The number of shares of Chiron Common Stock (rounded to the nearest whole number) purchasable under a Chiron Option equals the number of shares of Cetus Common Stock that could have been purchased under the replaced Cetus Option multiplied by the Exchange Ratio in the Merger, which is .3.

           (b) The per share exercise price of each Chiron Option equals the per share exercise price determined pursuant to the replaced Cetus Option divided by the Exchange Ratio in the Merger, which is .3.

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Page 2.
December 12, 1991


     3. The terms and conditions of the Chiron Options are administered and interpreted by Chiron's Board of Directors or by a Committee appointed by Chiron's Board of Directors with references to Cetus deemed references to Chiron where appropriate.

     4. For purposes of vesting, service as an Advisory Counsellor (as defined in the Agreement) constitutes service as a director.

     5. If Cetus Options for which Chiron Options are substituted have Limited Stock Appreciation Rights ("LSARS") attached thereto, then each such LSAR will be honored by Chiron in accordance with its terms and remain exercisable for a period of 60 days following the date that stockholders of Cetus approve the Merger; provided, however, that if the LSAR was originally granted within 6 months of the date that Cetus stockholders approve the Merger, then the LSAR will be exercisable for a period of 60 days following expiration of such 6-month period. Upon expiration of the applicable 60 day period, each such LSAR not previously exercised shall expire. Upon exercise of an LSAR, the related option will be cancelled, and Chiron will pay to the LSAR holder an amount in cash for each share with respect to which the LSAR is exercised determined in accordance with the terms of the Cetus Corporation Amended and Restated Common Stock Option Plan. This provision shall not affect obligations under any other agreement regarding whether or not the holder of an LSAR will exercise that LSAR.

     Except as provided above, the grant date, the expiration date and the vesting schedule of each Chiron Option will remain the same as the grant date, the expiration date and the vesting schedule of the Cetus Option that it replaces. Chiron and Cetus intend that each Chiron Option will constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code to the extent that the Cetus Option it replaces would have constituted an incentive stock option prior to December 12, 1991.

Please keep this amendment with the documentation that was forwarded to you before the Merger under the Cetus Corporation Amended and Restated Common Stock Option Plan. If you have any questions about this amendment, please contact ___________________________________.

Very truly yours,




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THIS DOCUMENT CONSTITUTES PART OF THE OFFICIAL PROSPECTUS COVERING
SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933

                               December 12, 1991

Dear______________________

Re: AMENDMENT OF OPTION AGREEMENT UNDER THE CETUS CORPORATION NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     Our records indicate that you held an option under the above-referenced plan ("Plan"). On December 12, 1991, pursuant to the provisions of the Chiron 1991 Stock Option Plan described in the proxy/prospectus dated October 30, 1991 and pursuant to the merger ("Merger") described in an Agreement and Plan of Merger ("Agreement") dated as of July 21, 1991 by and among Chiron Corporation - ("Chiron"), Cetus Corporation ("Cetus") and Chiron Acquisition Subsidiary, Inc., Chiron assumed all unexpired, unexercised options to purchase shares of Cetus Common Stock ("Cetus Options") and all related unexpired, unexercised stock appreciation rights under the Plan.

     Pursuant to this assumption, effective as of the effective date of the Merger, each Cetus Option Agreement is amended as follows:

     1. Each Cetus Option is converted into an option ("Chiron Option") to purchase shares of Chiron Common Stock.

     2. The number of shares purchasable under, and the exercise price of, options under the Plan are adjusted as follows to take into account the difference in value between Cetus Common Stock and Chiron Common Stock:

           (a) The number of shares of Chiron Common Stock (rounded to the nearest whole number) purchasable under a Chiron Option equals the number of shares of Cetus Common Stock that could have been purchased under the replaced Cetus Option multiplied by the Exchange Ratio in the Merger, which is .3.

           (b) The per share exercise price of each Chiron Option equals the per share exercise price determined pursuant to the replaced Cetus Option divided by the Exchange Ratio in the Merger, which is .3.

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Page 2.
December 12, 1991

     3. The terms and conditions of the Chiron Options are administered and interpreted by Chiron's Board of Directors or by a Committee appointed by Chiron's Board of Directors with references to Cetus deemed references to Chiron where appropriate.

     4. For purposes of vesting, service as an Advisory Counsellor (as defined in the Agreement) constitutes service as a director.

     5. If Cetus Options for which Chiron Options are substituted have Limited Stock Appreciation Rights ("LSARS") attached thereto, then each such LSAR will be honored by Chiron in accordance with its terms and remain exercisable for a period of 60 days following the date that stockholders of Cetus approve the Merger; provided, however, that if the LSAR was originally granted within 6 months of the date that Cetus stockholders approve the Merger, then the LSAR will be exercisable for a period of 60 days following expiration of such 6-month period. Upon expiration of the applicable 60 day period, each such LSAR not previously exercised shall expire. Upon exercise of an LSAR, the related option will be cancelled, and Chiron will pay to the LSAR holder an amount in cash for each share with respect to which the LSAR is exercised determined in accordance with the terms of the Cetus Corporation Non-Employee Directors' Stock Option Plan. This provision shall not affect obligations under any other agreement regarding whether or not the holder of an LSAR will exercise that LSAR.

     Except as provided above, the grant date, the expiration date and the vesting schedule of each Chiron Option will remain the same as the grant date, the expiration date and the vesting schedule of the Cetus Option that it replaces.

     Please keep this amendment with the documentation that was forwarded to you before the Merger under the Cetus Corporation Non-Employee Directors' Stock Option Plan. If you have any questions about this amendment, please contact ____________________.

Very truly yours,